UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number  811- 05276

Value Line Funds Variable Trust

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2019

Date of reporting period: December 31, 2019

Item I	Reports to Stockholders

A copy of the Annual Report to Stockholders for the period ended 12/31/19 is included with this Form.

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

Stephen E. Grant,
Portfolio Manager
Liane Rosenberg,
Portfolio Manager
Jeffrey D. Geffen,
Portfolio Manager
Objective:
High total investment
return consistent with
reasonable risk
Inception Date:
October 1, 1987
Net Assets at
December 31, 2019:
$249,860,606
Portfolio
Composition at
December 31, 2019:
(Percentage of Total
Net Assets)

Cash & Other Assets — Net 1.2%
Bonds & Notes 23.4%
Common Stocks 75.4%

An Update from Fund Management (Unaudited)
PRESIDENT’S LETTER
Dear Shareholders:
We are pleased to present you with this annual report for Value Line Strategic Asset Management Trust (the “Fund”), a series of Value Line Funds Variable Fund, for the 12 months ended December 31, 2019.
During the 12 months ended December 31, 2019, the Fund posted robust double-digit absolute gains that significantly outperformed the double-digit positive return of its blended benchmark index on a relative basis. Further, the Fund outpaced the category average return of its peers for the one-, three-, five- and ten-year periods ended December 31, 2019 (US Insurance allocation — 70% to 85% equity category), as measured by Morningstar.1 Indeed, as measured by Morningstar, the Fund placed in the top 2% of its peer category for each of these time periods.2
On the following pages, the Fund’s portfolio managers discuss the management of the Fund during the annual period. The discussion highlights key factors influencing recent performance of the Fund. You will also find a Schedule of Investments and financial statements for the Fund.
Before reviewing the performance of your mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets during the 12 months ended December 31, 2019, especially given the newsworthy events of the annual period.
Economic Review
Overall, the annual period was one of positive but slowing economic growth and modest inflation both in the U.S. and globally. For the first three quarters of 2019, U.S. Gross Domestic Product (GDP) growth registered an average of 2.4%, compared to a 2.9% average growth rate for the first three quarters of 2018. U.S. economic growth is predicted to be notably slower for the fourth quarter of 2019, with the advance estimate coming in at a 2.2% GDP growth rate. European economic growth was even weaker, with the aggregate GDP of the Eurozone measuring 1.2% for the first three quarters of 2019, compared to a growth rate of 2.1% for the same period in 2018. Within Asia, Chinese economic growth, for the first three quarters, slowed to 6.3% in 2019 from 6.8% in 2018. As in the U.S., European and Chinese economic growth is predicted to be slower for the fourth quarter of 2019. The advance estimate for the Eurozone’s fourth quarter GDP growth rate is 1.1%, and the actual fourth quarter GDP growth rate for China came in at 6.1%.
The global economic slowdown was led by weakness in the manufacturing sector. Starting in August 2019, for example, the U.S. ISM Manufacturing Index, an important measure, fell below 50, the level widely considered to be a sign of contraction in the manufacturing sector. Through the end of 2019, the U.S. ISM Manufacturing Index registered below 50 in each month, with December 2019 showing the weakest reading, i.e. 47.2. Germany, normally the strongest economy in Europe, similarly experienced below 50 readings in its Markit/BME Germany Manufacturing Purchasing Managers’ Index for the entire calendar year, ending

About information in this report:
•
It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company. You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

2019 with a December reading of 43.7. Overall, Eurozone manufacturing, as measured by the IHS Markit Eurozone Manufacturing PMI, was also weak, averaging 47.4 for the year. A good deal of the weakness in manufacturing, globally, can be attributed to the trade war between the U.S. and China, where tariffs were implemented on both sides, thereby affecting virtually all of the world’s economies negatively.
Despite slower economic growth rates and contracting manufacturing sectors globally, the U.S. economy did not come close to hitting a recession in 2019. Buttressing the U.S. economy was the monetary policy of the Federal Reserve Board (the Fed), which reduced short-term interest rates three times during the second half of the calendar year — by a total of 75 basis points, thereby providing stimulus to a sluggish economy. (A basis point is 1/100th of a percentage point.) The U.S. labor market remained especially healthy. Nonfarm payroll job growth averaged a respectable 175,000 jobs per month for 2019, and the U.S. unemployment rate ended the year at 3.5%, extremely low by historical standards. This labor market strength, combined with lower interest rates, supported consumer spending and the housing market. New home sales began the calendar year at 644,000 in January 2019 and by the end of November 2019 had registered 719,000. Retail sales averaged a growth rate of 0.5% per month in 2019, which is about the average retail spending level for the past two years.
Against a backdrop of a slower economy, U.S. inflation slipped lower. For 2019, the U.S. Personal Consumption Expenditure Core Price Index, which measures the prices paid by consumers for goods and services excluding food and energy, registered within a range of 1.5% to 1.7% for 2019, as compared to a range of 1.8% to 2.0% for 2018 and significantly below the 2.0% inflation target of the Fed.
In large part because of the weaker economy and the Fed lowering the targeted federal funds rate, U.S. Treasury rates declined during 2019. The two-year U.S. Treasury note began the year with a yield of 2.48% and ended the year at 1.58%, a drop of 90 basis points. The bellwether 10-year U.S. Treasury note started the year with a yield of 2.69% and closed the year with a yield of 1.92%, a 77 basis point decline.
With all that said, by December 2019, the pessimism that had surrounded economic prospects for much of the year dissipated, driven primarily by the U.S. and China reducing their trade hostilities and agreeing in principle to a “Phase One” trade deal. (On January 15, the U.S. President and the Vice Premier of China signed the “Phase One” trade agreement.) Although many issues between the two countries remained unresolved, the “Phase One” deal increased optimism among investors, market participants and monetary policy authorities alike. At its last meeting of the calendar year, the Fed left the target range for its federal funds rate unchanged and, citing the resiliency of the economy, signaled that interest rates were likely to stay on hold for “a time” as long as the economy stays on track. Such a consensus by Fed policymakers reflected a view they had done enough to shield the economy from an imminent downturn. U.S. equities gained ground, with an uptick of U.S. manufacturing and service sector business surveys as well as a consistently strong labor market. U.S. Treasury yields appeared to stabilize toward the end of 2019, as many market analysts forecast an improved economy in 2020.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index3, rose 31.49% during the 12 months ended December 31, 2019, achieving new record highs and posting the strongest calendar year gain for the S&P 500® Index since 2013.
The U.S. equity market rallied at the start of the annual period, almost completely recovering from a sharp sell-off at the end of 2018. After four gradual interest rate hikes in 2018, the Fed cut interest rates three times in 2019 in an effort to keep the U.S. economic expansion intact amid trade uncertainties. Another major driver of market sentiment in 2019 was the trade war between the U.S. and China, which pressured macroeconomic indicators throughout the first half of the calendar year but did little to suppress a resilient consumer, which ultimately outweighed manufacturing weakness. By the fourth quarter of 2019, U.S. stock returns accelerated with an uptick of U.S. manufacturing and service sector business surveys as well as a consistently strong labor market. The U.S. added more than 200,000 jobs in November 2019, double the break-even pace of long-term job growth. These developments, along with lower U.S. Treasury yields, propelled a “risk on” rally — and increased volatility — during the latter months of the annual period. Investors appeared to shrug off concerns about weaker company profits, slowing global economic growth and domestic and international political turmoil.
As was the case for 2017 and 2018, growth stocks significantly outperformed value stocks across the capitalization spectrum of the U.S. equity market for the annual period ended December 31, 2019. While all capitalization segments posted double-digit positive returns, large-cap stocks performed best, followed closely by mid-cap stocks and then by small-cap stocks. (All as measured by the FTSE Russell indices.3)

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

In the S&P 500® Index, all 11 sectors posted double-digit positive absolute returns during the annual period. Information technology, communication services and financials were the best performing sectors in the S&P 500® Index, as measured by total return, while the weakest performing sectors in the S&P 500® Index during the annual period were energy, health care and materials.
All told, the U.S. equity markets outperformed the international equity markets during the annual period. Developed and emerging market equities, as measured by the MSCI EAFE Index3 and MSCI Emerging Markets Index3, respectively, posted annual returns of 22.01% and 18.42%, respectively. Similarly to the U.S. equity markets, international equity markets recovered from weakness in 2018, supported by the U.S. Fed’s and other major central banks’ increasingly dovish stance and seemingly significant progress in Brexit negotiations and in the trade talks between China and the U.S.
Fixed Income Market Review
The broad U.S. investment grade fixed income market, as measured by the Bloomberg Barclays US Aggregate Bond Index4, posted a return of 8.72% during the annual period, its strongest year since 2002. A key policy pivot from the Fed in early 2019 and three subsequent interest rate cuts in the second half of the year — combined with an inflation rate of less than 2% — set the stage for robust U.S. bond market performance for the annual period as a whole. Bond prices rose and yields fell across the yield curve, or spectrum of maturities, during the annual period. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decrease and vice versa.)
The yield on the three-month U.S. Treasury bill fell approximately 90 basis points, the yield on the two-year U.S. Treasury note similarly decreased approximately 90 basis points, and the yield on the five-year U.S. Treasury note fell approximately 82 basis points. The yield on the bellwether 10-year U.S. Treasury note decreased approximately 77 basis points, and the yield on the 30-year U.S. Treasury bond fell approximately 63 basis points during the annual period. (A basis point is 1/100th of a percentage point.) A dovish Fed helped push shorter-maturity yields lower. Fed policy also influenced longer-maturity yields, but other factors, including ongoing global economic growth concerns, trade tensions and muted inflation, were also key factors driving longer-maturity yields lower. In addition, rates in other developed markets remained unusually low — even negative in Europe and Japan, which also indirectly helped keep U.S. yields lower. As yields on shorter-term maturities fell more than those on longer-term maturities, the yield curve steepened5, with the closely-watched spread, or yield differential, between two-year and 10-year maturities widening during the annual period.
While U.S. Treasuries, especially long-dated U.S. Treasuries, posted solid total returns, there was even stronger demand for spread, or non-government bond, sectors, as investors looked to add yield against a backdrop of declining rates. This “risk on” environment within the taxable fixed income market, wherein investors favored higher risk assets, translated to especially strong performance for investment grade and high yield corporate bonds as well as for sovereign emerging markets debt and taxable municipal bonds. With a still-modest default rate, investors were comfortable investing lower on the credit scale, as evidenced by the outsized performance of BBB- and BB-rated bonds during the annual period. Elsewhere, Treasury inflation protected securities outperformed nominal, or non-inflation-linked, U.S. Treasuries, benefiting from the better relative performance of longer-duration securities. Commercial mortgage-backed securities within the securitized sector also delivered solid gains, generally performing in line with the Bloomberg Barclays US Aggregate Bond Index for the annual period, while mortgage-backed securities and asset-backed securities advanced but lagged in comparison.
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures since 1950 — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics.
If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus.
You may obtain free copies of the Fund’s prospectus, Statement of Additional Information or its annual or semi-annual shareholder reports or make shareholder inquiries by contacting your sponsoring insurance company or online at www.vlfunds.com/literature/order-literature. By phone: 1-800-243-2729.
The Value Line Funds are distributed by EULAV Securities LLC.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

Ranked by Morningstar in the top 2% for the one-year (131 funds) period ended December 31, 2019 and in the top 1% for the three-year (112 funds), five-year (106 funds) and 10-year (72 funds) periods ended December 31, 2019. All in the Morningstar US Insurance allocation 70% to 85% equity category.

The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. The MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI Emerging Markets Index captures large-cap and mid-cap representation across 26 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The FTSE Russell indices are a broad range of U.S. indices that allow investors to track current and historical market performance by specific size, investment style and other market characteristics. These are unmanaged indices and do not reflect charges, expenses or taxes, and it is not possible to directly invest in these indices.

4
The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS.

5
A flattening yield curve is one in which the differential between yields on shorter-term and longer-term maturities narrows. A steepening yield curve is one in which longer-term yields are increasingly higher than shorter-term yields.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

PORTFOLIO MANAGEMENT COMMENTARY (Unaudited)
INVESTMENT OBJECTIVE
The Fund’s investment objective is to achieve a high total investment return, consistent with reasonable risk.
Manager Discussion of Fund Performance
Below, Value Line Strategic Asset Management Trust portfolio managers Stephen E. Grant, Jeffrey D. Geffen and Liane Rosenberg discuss the Fund’s performance and positioning for the 12 months ended December 31, 2019.
How did the Fund perform during the annual period?
The Fund generated a total return of 27.64% during the 12 months ended December 31, 2019. This compares to the 22.38% return of the Fund’s blended benchmark, composed 60% of the S&P 500® Index and 40% of the Bloomberg Barclays US Aggregate Bond Index (the Bloomberg Barclays Index), during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund significantly outperformed its blended benchmark during the 12-month reporting period. The equity portion of the Fund substantially outperformed the 31.49% return of the S&P 500® Index, and the fixed income portion of the Fund outperformed the 8.72% return of the Bloomberg Barclays Index during the annual period. Further, during the annual period, growth-oriented stocks outpaced value-oriented stocks by a wide margin. This style preference by investors at large proved a plus for the equity portion of the Fund, which emphasizes growth over value.
Asset allocation contributed positively as well. The Fund was overweighted in stocks and underweighted in fixed income during an annual period when the double-digit positive absolute return of the S&P 500® Index outpaced the still solid single-digit positive absolute return of the Bloomberg Barclays Index.
Which equity market sectors most significantly affected Fund performance?
The equity portion of the Fund benefited from both effective stock selection and sector allocation decisions overall. The equity portion of the Fund benefited most from effective stock selection in the industrials and health care sectors. Stock selection in the materials, real estate and consumer discretionary sectors further boosted the equity portion of the Fund’s relative results. Having no exposure to energy, the weakest performing sector in the S&P 500® Index during the annual period, added value as well.
Only partially offsetting these positive contributors was the detracting effect of underweighting information technology, which was the strongest sector in the S&P 500® Index during the annual period, and holding no positions in communication services, which was the second-best performing sector in the S&P 500® Index during the annual period. Weak stock selection in consumer staples further dampened the equity portion of the Fund’s relative results.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the equity portion of the Fund’s results were Teledyne Technologies, which provides electronic subsystems and instrumentation for the aerospace and defense industries; Ansys, which develops software for design analysis and optimization; and Mastercard, which provides financial transaction processing services. Shares of each of these companies enjoyed robust double-digit gains during the annual period in each case because of stronger than expected operating performance.
Which stocks detracted significantly from the Fund’s performance during the annual period?
During the annual period, the equity portion of the Fund was hurt most by those large-cap information technology components of the S&P 500® Index it did not own, namely Apple and Microsoft, which each posted strong double-digit gains during the annual period. However, currently, the equity portion of the Fund’s strategy does not typically invest in giant, mega-cap companies. Also, the equity portion of the Fund’s holdings of Rollins, which provides pest control services, and Church & Dwight, which manufactures a diversified array of consumer products, detracted from the Fund’s results. Rollins’ shares declined and Church & Dwight’s shares rose only modestly during the annual period because of weaker than expected operating performance.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

Did the equity portion of the Fund make any significant purchases or sales?
During the annual period, the only new holding established in the equity portion of the Fund was that of animal health technology and services provider Covetrus, a position initiated when it was spun off from the equity portion of the Fund’s holding of health care products and services distributor Henry Schein.
Among those positions eliminated from the equity portion of the Fund during the annual period were automotive products and services provider LKQ, utilities company South Jersey Industries and agricultural chemicals company FMC. In our view, each of these companies appear to no longer be on the consistent long-term growth track we seek.
Were there any notable changes in the equity portion of the Fund’s weightings during the 12-month period?
During the 12-month period ended December 31, 2019, the equity portion of the Fund eliminated its exposure to utilities.
How was the equity portion of the Fund positioned relative to its benchmark index at the end of December 2019?
As of December 31, 2019, the equity portion of the Fund was overweighted relative to the S&P 500® Index in the industrials, health care, materials, consumer discretionary and real estate sectors. The equity portion of the Fund was underweighted relative to the S&P 500® Index in the financials, information technology and consumer staples sectors on the same date. The equity portion of the Fund had no allocation at all to the energy, communication services and utilities sectors on December 31, 2019.
What was the duration strategy of the fixed income portion of the Fund?
Duration positioning in the fixed income portion of the Fund contributed positively to its performance relative to the Bloomberg Barclays Index during the annual period. Early in the annual period, we shifted the fixed income portion of the Fund’s duration from a moderately shorter position compared to that of the Bloomberg Barclays Index to a slightly longer position than that of the Bloomberg Barclays Index in anticipation of lower U.S. Treasury yields. This lengthened duration, held through most of the annual period, proved beneficial as interest rates did, in fact, decline. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
Which fixed income market segments most significantly affected Fund performance?
Similar to the “risk on” trends seen in the U.S. equity market, the fixed income portion of the Fund was rewarded most during the annual period for its significantly overweighted allocation relative to the Bloomberg Barclays Index in investment grade corporate bonds and its corresponding underweight relative to the Bloomberg Barclays Index in U.S. Treasuries. Having exposure to high yield corporate bonds, which are not a component of the Bloomberg Barclays Index, also boosted performance. Security selection within the investment grade corporate bond sector also contributed positively, in particular an emphasis on long-dated bonds and BBB-rated bonds.
Conversely, positions in short-dated bonds across fixed income sectors were laggards during the annual period. Having an underweight to sovereign debt, which performed especially strongly during the annual period, also dampened the fixed income portion of the Fund’s relative results.
Were there any notable changes in the fixed income portion of the Fund’s weightings during the 12-month period?
We made only modest changes to the fixed income portion of the Fund’s sector weightings during the annual period, but positioning within sectors shifted more materially as we increased the Fund’s overall “risk on” posture due to lower global interest rates. For example, within the investment grade corporate bond sector, we increased exposure to long-dated bonds and to BBB-rated bonds. We reduced exposure to short-term U.S. Treasuries and added exposure to the intermediate- and longer-term segments of the yield curve, or spectrum of maturities. Each of these active management changes proved beneficial during the annual period.
How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of December 2019?
At the end of December 2019, the fixed income portion of the Fund remained overweight relative to the Bloomberg Barclays Index in investment grade corporate bonds and remained underweight relative to the Bloomberg Barclays Index in U.S. Treasuries. The fixed income portion of the Fund’s exposure to the securitized sector overall was close to that of the Bloomberg Barclays Index, but within the sector, the Fund was underweight highly-rated mortgage-backed securities

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

and was overweight more “risk-on” commercial mortgage-backed securities. The Fund also remained overweight high quality asset-backed securities. Additionally, the fixed income portion of the Fund maintained an exposure to high yield corporate bonds, which are not a component of the Bloomberg Barclays Index.
How did the Fund’s overall asset allocation shift from beginning to end of the reporting period?
In allocating assets, we are guided by Value Line’s proprietary asset allocation model. At December 31, 2018, the Fund had weightings of approximately 71.5% in stocks, 25.5% in fixed income and 3.0% in cash equivalents. Allocations shifted modestly during the annual period, increasing exposure to equities and correspondingly reducing exposure to fixed income and cash, such that the Fund ended December 2019 with weightings of approximately 75.4% in stocks, 23.4% in fixed income and 1.2% in cash equivalents. At the end of the annual period, Value Line’s asset allocation model remained positive on stocks, based on proprietary financial and economic variables.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, in the equity portion of the Fund, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the equity portion of the Fund’s investments are likely to provide superior returns to our shareholders over the long term. As for the fixed income portion of the Fund, we believed economic risks leaned more toward slower growth, and so we began reducing exposure to lower grade corporate credit and moving within the investment grade corporate bond sector toward positions in higher quality, more traditionally defensive industries.
At the end of the annual period, our asset allocation model remained positive on the stock market. However, we continue to monitor market conditions for any factors that might drive a shift in the Fund’s balance between equities and fixed income going forward.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

Top Ten Holdings As of 12/31/2019 (Unaudited)
Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Teledyne Technologies, Inc.	23,700	$8,212,998	3.3%
Roper Technologies, Inc.	22,800	8,076,444	3.2%
AMETEK, Inc.	78,575	7,837,070	3.1%
Waste Connections, Inc.	85,250	7,739,848	3.1%
Mettler-Toledo International, Inc.	9,700	7,694,816	3.1%
AutoZone, Inc.	6,400	7,624,384	3.1%
SBA Communications Corp. REIT	29,900	7,205,601	2.9%
IDEXX Laboratories, Inc.	27,000	7,050,510	2.8%
Danaher Corp.	43,200	6,630,336	2.7%
Thermo Fisher Scientific, Inc.	20,000	6,497,400	2.6%
Equity Sector Weightings vs. Index As of 12/31/2019 (Unaudited)*
Percentage of equity securities only
*
Sector weightings exclude short-term investments.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

Average Annual Total Returns (For periods ended 12/31/2019) (Unaudited)
	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception 10/1/1987
Value Line Strategic Asset Management Trust	27.64%	14.30%	9.71%	11.21%	9.93%
60/40 S&P 500® Index/Bloomberg Barclays US Aggregate Bond Index	22.38%	10.77%	8.24%	9.64%	8.45%
S&P 500® Index	31.49%	15.27%	11.70%	13.56%	9.83%
All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call (888)-Guardian (482-7342) or visit www.guardianOnLine.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.
Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.
Growth of a Hypothetical $10,000 Investment (Unaudited)
To give you a comparison, the chart below shows the performance of a hypothetical $10,000 investment made 10 years ago in the Fund to that of the 60/40 S&P 500® Index/Bloomberg Barclays US Aggregate Bond Index and the S&P 500® Index (the “Indexes”). The returns for the Indexes do not include fees and expenses, but do include the reinvestment of dividends, if any.
Value Line Strategic Asset Management Trust

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust
Annual Report
To Contractowners

Fund Expenses (Unaudited)
By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example below is based on an investment of  $1,000 invested on July 1, 2019 and held for six months ended December 31, 2019.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000.00	$1,044.40	$4.48	0.87%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.82	$4.43	0.87%
*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the financial highlights.

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

■ Value Line Strategic Asset Management Trust
Schedule of Investments
December 31, 2019
Shares		Value
Common Stocks — 75.4%
Consumer Discretionary — 7.7%
Retail — 7.7%
6,400	AutoZone, Inc.*	$7,624,384
12,000	Domino’s Pizza, Inc.	3,525,360
7,800	O’Reilly Automotive, Inc.*	3,418,428
75,600	TJX Companies, Inc. (The)	4,616,136
		19,184,308
Consumer Staples — 4.0%
Food — 0.2%
11,600	Hormel Foods Corp.(1)	523,276
Household Products — 1.9%
67,000	Church & Dwight Co., Inc.	4,712,780
Retail — 1.9%
16,000	Costco Wholesale Corp.	4,702,720
		9,938,776
Financials — 1.9%
Insurance — 1.9%
60,500	Arch Capital Group, Ltd.*	2,594,845
14,000	Chubb, Ltd.	2,179,240
		4,774,085
Healthcare — 13.6%
Electronics — 3.1%
9,700	Mettler-Toledo International, Inc.*	7,694,816
Healthcare Products — 9.7%
43,200	Danaher Corp.	6,630,336
62,600	Henry Schein, Inc.*	4,176,672
27,000	IDEXX Laboratories, Inc.*	7,050,510
20,000	Thermo Fisher Scientific, Inc.	6,497,400
		24,354,918
Healthcare Services — 0.8%
5,600	IQVIA Holdings, Inc.*	865,256
4,000	UnitedHealth Group, Inc.	1,175,920
		2,041,176
		34,090,910
Industrials — 27.7%
Aerospace & Defense — 7.2%
55,000	HEICO Corp.	6,278,250
10,100	Northrop Grumman Corp.	3,474,097
23,700	Teledyne Technologies, Inc.*	8,212,998
		17,965,345
Commercial Services — 3.3%
48,369	IHS Markit, Ltd.*	3,644,604
139,000	Rollins, Inc.(1)	4,609,240
		8,253,844
Electrical Equipment — 3.1%
78,575	AMETEK, Inc.	7,837,070
Environmental Control — 3.1%
85,250	Waste Connections, Inc.	7,739,848
Shares		Value
Industrials — 27.7% (Continued)
Housewares — 2.1%
65,300	Toro Co. (The)	$5,202,451
Machinery Diversified — 4.9%
24,100	IDEX Corp.	4,145,200
22,800	Roper Technologies, Inc.	8,076,444
		12,221,644
Transportation — 4.0%
49,500	Canadian National Railway Co.	4,477,275
12,600	J.B. Hunt Transport Services, Inc.	1,471,428
22,000	Union Pacific Corp.	3,977,380
		9,926,083
		69,146,285
Information Technology — 11.6%
Commercial Services — 0.4%
4,900	WEX, Inc.*	1,026,354
Computers — 1.9%
23,000	Accenture PLC Class A	4,843,110
Diversified Financial Services — 2.4%
20,000	MasterCard, Inc. Class A	5,971,800
Electronics — 0.6%
13,400	Amphenol Corp. Class A	1,450,282
Software — 6.3%
19,000	ANSYS, Inc.*	4,890,790
4,400	Broadridge Financial Solutions, Inc.	543,576
13,000	Cadence Design Systems, Inc.*	901,680
30,000	Fiserv, Inc.*	3,468,900
35,600	Salesforce.com, Inc.*	5,789,984
		15,594,930
		28,886,476
Materials — 3.9%
Chemicals — 2.6%
33,400	Ecolab, Inc.	6,445,866
Housewares — 0.8%
18,000	Scotts Miracle-Gro Co. (The)(1)	1,911,240
Miscellaneous Manufacturers — 0.4%
9,500	AptarGroup, Inc.	1,098,390
Packaging & Containers — 0.1%
6,000	Ball Corp.	388,020
		9,843,516
Real Estate — 5.0%
REITS — 5.0%
23,000	American Tower Corp. REIT	5,285,860
29,900	SBA Communications Corp. REIT	7,205,601
		12,491,461
Total Common Stocks (Cost $46,483,999)		188,355,817

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
December 31, 2019
Principal Amount		Value
Asset-Backed Securities — 1.9%
$511,000	Ally Auto Receivables Trust, Series 2017-1, Class A4, 1.99%, 11/15/21	$511,065
200,000	Capital One Multi-Asset Execution Trust, Series 2015-A2, Class A2, 2.08%, 3/15/23	200,136
83,386	CarMax Auto Owner Trust, Series 2016-4, Class A3, 1.40%, 8/15/21	83,251
250,000	Chase Issuance Trust, Series 2012-A7, Class A7, 2.16%, 9/15/24	251,721
178,344	Chrysler Capital Auto Receivables Trust, Series 2016-BA, Class A4, 1.87%, 2/15/22(2)	178,204
550,000	Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1, 2.88%, 1/23/23(1)	555,626
175,000	Ford Credit Auto Owner Trust, Series 2016-C, Class A4, 1.40%, 2/15/22	174,478
200,000	Ford Credit Auto Owner Trust, Series 2015-2, Class A, 2.44%, 1/15/27(2)	200,427
250,000	Ford Credit Floorplan Master Owner Trust A, Series 2017-1, Class A1, 2.07%, 5/15/22	250,041
300,000	GM Financial Automobile Leasing Trust, Series 2018-3, Class A3, 3.18%, 6/21/21	301,484
350,000	GM Financial Automobile Leasing Trust, Series 2019-2, Class A4, 2.72%, 3/20/23	353,577
200,000	GMF Floorplan Owner Revolving Trust, Series 2017-2, Class A1, 2.13%, 7/15/22(2)	200,063
368,000	Honda Auto Receivables Owner Trust, Series 2017-1, Class A4, 2.05%, 6/21/23	368,168
250,000	Hyundai Auto Lease Securitization Trust, Series 2019-A, Class A4, 3.05%, 12/15/22(2)	254,026
260,987	Hyundai Auto Receivables Trust, Series 2019-A, Class A2, 2.67%, 12/15/21	261,847
250,000	Mercedes-Benz Auto Lease Trust, Series 2019-B, Class A2, 2.01%, 12/15/21	250,157
28,449	Nissan Auto Lease Trust, Series 2017-B, Class A3, 2.05%, 9/15/20	28,448
Principal Amount		Value
$250,000	Nissan Auto Receivables Owner Trust, Series 2017-A, Class A4, 2.11%, 5/15/23	$250,281
115,000	Toyota Auto Receivables Owner Trust, Series 2018-D, Class A3, 3.18%, 3/15/23	116,976
Total Asset-Backed Securities (Cost $4,755,696)		4,789,976
Commercial Mortgage-Backed Securities — 3.4%
250,000	BANK, Series 2017-BNK8, Class A4, 3.49%, 11/15/50	266,062
250,000	BANK, Series 2019-BN17, Class A4, 3.71%, 4/15/52	271,289
484,350	Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class AAB, 3.37%, 10/10/47	495,127
100,000	COMM Mortgage Trust, Series 2013-CR6, Class A4, 3.10%, 3/10/46	102,450
100,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	105,209
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K034, Class A2, 3.53%, 7/25/23(3)	262,228
225,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K726, Class A2, 2.91%, 4/25/24	231,231
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K728, Class A2, 3.06%, 8/25/24(3)	259,422
350,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K048, Class A2, 3.28%, 6/25/25(3)	369,121
505,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K049, Class A2, 3.01%, 7/25/25	525,898
550,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K733, Class A2, 3.75%, 8/25/25	589,933
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K062, Class A2, 3.41%, 12/25/26	267,391

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
December 31, 2019
Principal Amount		Value
Commercial Mortgage-Backed Securities — 3.4% (Continued)
$250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K065, Class A2, 3.24%, 4/25/27	$265,115
222,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K067, Class A2, 3.19%, 7/25/27	234,717
140,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K069, Class A2, 3.19%, 9/25/27(3)	147,978
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K071, Class A2, 3.29%, 11/25/27	265,808
250,000	FREMF Mortgage Trust, Series 2013-K24, Class B, 3.50%, 11/25/45(2)(3)	254,781
100,000	FREMF Mortgage Trust, Series 2013-K34, Class B, 3.73%, 9/25/46(2)(3)	103,712
300,000	FREMF Mortgage Trust, Series 2014-K717, Class B, 3.63%, 11/25/47(2)(3)	306,344
225,000	FREMF Mortgage Trust, Series 2015-K43, Class B, 3.73%, 2/25/48(2)(3)	231,652
200,000	GNMA, Series 2013-12, Class B, 2.11%, 11/16/52(3)	194,787
79,961	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	81,075
250,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class A4, 3.18%, 8/15/45	255,325
167,098	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4, 2.86%, 11/15/45	169,493
250,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20, Class A4, 3.25%, 2/15/48	259,443
200,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class A3, 3.21%, 10/15/48	205,491
250,000	Morgan Stanley Capital I Trust, Series 2019-L3, Class ASB, 3.07%, 6/15/29	257,233
200,000	Morgan Stanley Capital I Trust, Series 2019-H6, Class A4, 3.42%, 6/15/52	212,121
Principal Amount		Value
$156,443	Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A1, 2.11%, 10/15/50	$156,388
100,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C50, Class ASB, 3.64%, 5/15/52	106,789
150,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class ASB, 3.46%, 7/15/58	154,826
318,791	Wells Fargo Commercial Mortgage Trust, Series 2015-C30, Class A3, 3.41%, 9/15/58	334,386
250,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C33, Class A4, 3.43%, 3/15/59	263,290
200,000	WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.67%, 11/15/44	203,622
Total Commercial Mortgage-Backed Securities (Cost $8,234,590)		8,409,737
Corporate Bonds & Notes — 9.2%
Basic Materials — 0.3%
Chemicals — 0.3%
230,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22	243,643
150,000	FMC Corp., Senior Unsecured Notes, 3.45%, 10/1/29(1)	155,097
200,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23	211,562
125,000	NOVA Chemicals Corp., Senior Unsecured Notes, 5.25%, 6/1/27(2)	128,438
		738,740
Communications — 0.9%
Internet — 0.2%
250,000	Amazon.com, Inc., Senior Unsecured Notes, 4.80%, 12/5/34	315,483
175,000	Netflix, Inc., Senior Unsecured Notes, 5.75%, 3/1/24	193,594
		509,077
Media — 0.2%
200,000	Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes, 4.91%, 7/23/25	220,235
200,000	Comcast Corp., Guaranteed Notes, 3.95%, 10/15/25	218,282
100,000	Discovery Communications LLC, Guaranteed Notes, 4.90%, 3/11/26	111,617
		550,134
Telecommunications — 0.5%
200,000	AT&T, Inc., Senior Unsecured Notes, 3.80%, 3/1/24	212,271

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
December 31, 2019
Principal Amount		Value
Corporate Bonds & Notes — 9.2% (Continued)
Communications — 0.9% (Continued)
$200,000	AT&T, Inc., Senior Unsecured Notes, 3.80%, 2/15/27	$213,207
150,000	Corning, Inc., Senior Unsecured Notes, 5.35%, 11/15/48	188,269
200,000	Motorola Solutions, Inc., Senior Unsecured Notes, 4.60%, 5/23/29	218,329
250,000	Verizon Communications, Inc., Senior Unsecured Notes, 4.50%, 8/10/33	291,827
125,000	Vodafone Group PLC, Senior Unsecured Notes, 4.25%, 9/17/50(1)	130,475
		1,254,378
		2,313,589
Consumer, Cyclical — 0.7%
Auto Manufacturers — 0.1%
200,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.70%, 5/9/23	206,198
150,000	Toyota Motor Credit Corp. GMTN, Senior Unsecured Notes, 3.45%, 9/20/23(1)	157,859
		364,057
Auto Parts & Equipment — 0.1%
150,000	Dana, Inc., Senior Unsecured Notes, 5.50%, 12/15/24	154,188
Home Builders — 0.3%
200,000	D.R. Horton, Inc., Guaranteed Notes, 4.00%, 2/15/20	200,445
175,000	Lennar Corp., Guaranteed Notes, 4.88%, 12/15/23	187,250
100,000	Lennar Corp., Guaranteed Notes, 6.63%, 5/1/20	101,375
125,000	Toll Brothers Finance Corp., Guaranteed Notes, 4.88%, 11/15/25(1)	136,250
		625,320
Lodging — 0.2%
100,000	Hilton Worldwide Finance LLC/ Hilton Worldwide Finance Corp., Guaranteed Notes, 4.63%, 4/1/25	102,750
250,000	Marriott International, Inc., Senior Unsecured Notes, 3.75%, 3/15/25	265,152
150,000	Marriott International, Inc., Series AA, Senior Unsecured Notes, 4.65%, 12/1/28	168,879
		536,781
		1,680,346
Consumer, Non-cyclical — 1.3%
Beverages — 0.3%
250,000	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 4.90%, 1/23/31	297,958
Principal Amount		Value
Consumer, Non-cyclical — 1.3% (Continued)
$150,000	Constellation Brands, Inc., Guaranteed Notes, 5.25%, 11/15/48	$182,459
125,000	PepsiCo, Inc., Senior Unsecured Notes, 2.88%, 10/15/49(1)	120,904
		601,321
Biotechnology — 0.1%
150,000	Gilead Sciences, Inc., Senior Unsecured Notes, 2.35%, 2/1/20	150,035
Commercial Services — 0.1%
150,000	Total System Services, Inc., Senior Unsecured Notes, 4.80%, 4/1/26	166,967
125,000	United Rentals North America, Inc., Guaranteed Notes, 5.50%, 5/15/27(1)	133,909
		300,876
Healthcare Products — 0.2%
250,000	Abbott Laboratories, Senior Unsecured Notes, 3.75%, 11/30/26	273,163
275,000	Boston Scientific Corp., Senior Unsecured Notes, 3.75%, 3/1/26	294,781
		567,944
Healthcare Services — 0.3%
200,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	221,166
250,000	Humana, Inc., Senior Unsecured Notes, 3.13%, 8/15/29	255,027
100,000	NYU Langone Hospitals, Secured Notes, 4.78%, 7/1/44	118,334
150,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 4.63%, 11/15/41	178,930
		773,457
Pharmaceuticals — 0.3%
125,000	AbbVie, Inc., Senior Unsecured Notes, 2.95%, 11/21/26(2)	127,270
150,000	Bristol-Myers Squibb Co., Senior Unsecured Notes, 5.25%, 8/15/43(2)	194,649
200,000	Cigna Corp., Guaranteed Notes, 4.75%, 11/15/21(1)(2)	209,676
200,000	Zoetis, Inc., Senior Unsecured Notes, 3.25%, 2/1/23	205,901
		737,496
		3,131,129
Energy — 0.9%
Oil & Gas — 0.5%
100,000	Continental Resources, Inc., Guaranteed Notes, 4.50%, 4/15/23	104,484
150,000	EQT Corp., Senior Unsecured Notes, 2.50%, 10/1/20	149,972
150,000	Marathon Oil Corp., Senior Unsecured Notes, 3.85%, 6/1/25(1)	158,865

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
December 31, 2019
Principal Amount		Value
Corporate Bonds & Notes — 9.2% (Continued)
Energy — 0.9% (Continued)
$250,000	Marathon Petroleum Corp., Senior Unsecured Notes, 5.13%, 12/15/26	$283,210
150,000	Murphy Oil Corp., Senior Unsecured Notes, 5.75%, 8/15/25(1)	156,893
200,000	Occidental Petroleum Corp., Senior Unsecured Notes, 3.40%, 4/15/26	204,945
150,000	Valero Energy Corp., Senior Unsecured Notes, 6.63%, 6/15/37(1)	198,476
		1,256,845
Pipelines — 0.4%
150,000	Enterprise Products Operating LLC, Guaranteed Notes, 5.70%, 2/15/42(1)	193,563
200,000	Kinder Morgan, Inc., Guaranteed Notes, 4.30%, 3/1/28(1)	218,083
150,000	Magellan Midstream Partners L.P., Senior Unsecured Notes, 4.25%, 9/15/46	160,118
175,000	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.88%, 6/30/26	201,167
150,000	Spectra Energy Partners L.P., Guaranteed Notes, 4.75%, 3/15/24	163,340
150,000	TransCanada PipeLines, Ltd., Senior Unsecured Notes, 4.88%, 5/15/48	177,434
		1,113,705
		2,370,550
Financial — 3.6%
Banks — 1.8%
200,000	Australia & New Zealand Banking Group, Ltd., Subordinated Notes, 4.50%, 3/19/24(2)	212,950
175,000	Banco Bilbao Vizcaya Argentaria S.A., Senior Unsecured Notes, 3.00%, 10/20/20	176,130
184,000	Bank of America Corp. MTN, Senior Unsecured Notes, 4.00%, 4/1/24	197,079
150,000	Bank of Nova Scotia (The), Senior Unsecured Notes, 2.70%, 8/3/26	152,674
200,000	Barclays PLC, Senior Unsecured Notes, 4.34%, 1/10/28(1)	214,659
170,000	CIT Group, Inc., Senior Unsecured Notes, 5.00%, 8/15/22	180,200
141,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	179,891
200,000	Citigroup, Inc., Senior Unsecured Notes, 3-month LIBOR + 0.90%, 3.35%, 4/24/25(3)	208,161
200,000	Fifth Third Bancorp, Senior Unsecured Notes, 3.65%, 1/25/24(1)	211,104
100,000	Goldman Sachs Group, Inc. (The), Subordinated Notes, 6.75%, 10/1/37	138,913
Principal Amount		Value
Financial — 3.6% (Continued)
$100,000	Goldman Sachs Group, Inc. (The), Senior Unsecured Notes, 3.75%, 2/25/26(1)	$105,851
200,000	HSBC Holdings PLC, Senior Unsecured Notes, 4.88%, 1/14/22	211,176
150,000	Huntington Bancshares, Inc., Senior Unsecured Notes, 2.63%, 8/6/24	152,143
150,000	ING Groep N.V., Senior Unsecured Notes, 4.10%, 10/2/23(1)	159,495
500,000	JPMorgan Chase & Co., Senior Unsecured Notes, 3.20%, 1/25/23	516,022
250,000	Kreditanstalt fuer Wiederaufbau, Guaranteed Notes, 2.63%, 4/12/21	253,017
200,000	Lloyds Bank PLC, Senior Unsecured Notes, 2.25%, 8/14/22(1)	200,992
200,000	Lloyds Banking Group PLC, Senior Unsecured Notes, 3.90%, 3/12/24	211,205
300,000	Morgan Stanley GMTN, Senior Unsecured Notes, 5.50%, 7/28/21	316,029
150,000	PNC Bank NA, Subordinated Notes, 2.95%, 1/30/23	153,534
250,000	Svenska Handelsbanken AB, Guaranteed Notes, 3.35%, 5/24/21	254,934
250,000	US Bancorp MTN, Subordinated Notes, 3.60%, 9/11/24(1)	265,804
		4,671,963
Diversified Financial Services — 0.5%
175,000	Air Lease Corp., Senior Unsecured Notes, 3.63%, 4/1/27	181,501
200,000	Aircastle, Ltd., Senior Unsecured Notes, 4.40%, 9/25/23(1)	211,470
210,000	Ally Financial, Inc., Senior Unsecured Notes, 4.13%, 2/13/22	216,825
250,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	265,540
250,000	ORIX Corp., Senior Unsecured Notes, 3.25%, 12/4/24	260,643
100,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24(1)	106,477
		1,242,456
Insurance — 0.7%
150,000	Aflac, Inc., Senior Unsecured Notes, 3.25%, 3/17/25(1)	157,364
250,000	American International Group, Inc., Senior Unsecured Notes, 4.88%, 6/1/22	266,906
100,000	Aon Corp., Guaranteed Notes, 3.75%, 5/2/29	107,007
250,000	Berkshire Hathaway, Inc., Senior Unsecured Notes, 3.75%, 8/15/21(1)	258,160
250,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	267,195
175,000	PartnerRe Finance B LLC, Guaranteed Notes, 3.70%, 7/2/29	181,919

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
December 31, 2019
Principal Amount		Value
Corporate Bonds & Notes — 9.2% (Continued)
Financial — 3.6% (Continued)
$200,000	Principal Financial Group, Inc., Guaranteed Notes, 3.70%, 5/15/29(1)	$218,117
125,000	Prudential Financial, Inc., Junior Subordinated Notes, 3-month LIBOR + 2.67%, 5.70%, 9/15/48(1)(3)	142,812
125,000	Willis North America, Inc., Guaranteed Notes, 2.95%, 9/15/29	123,895
		1,723,375
REITS — 0.6%
200,000	AvalonBay Communities, Inc. GMTN, Senior Unsecured Notes, 3.45%, 6/1/25	211,410
200,000	Duke Realty L.P., Senior Unsecured Notes, 4.00%, 9/15/28	218,111
200,000	EPR Properties, Guaranteed Notes, 5.25%, 7/15/23	214,507
150,000	Essex Portfolio L.P., Guaranteed Notes, 3.00%, 1/15/30	151,814
150,000	iStar, Inc., Senior Unsecured Notes, 5.25%, 9/15/22	153,938
125,000	Sabra Health Care L.P./Sabra Capital Corp., Guaranteed Notes, 3.90%, 10/15/29	125,713
200,000	Welltower, Inc., Senior Unsecured Notes, 4.25%, 4/15/28	219,390
150,000	Weyerhaeuser Co., Senior Unsecured Notes, 6.95%, 10/1/27	189,217
		1,484,100
		9,121,894
Industrial — 0.5%
Aerospace & Defense — 0.1%
250,000	L3Harris Technologies, Inc., Senior Unsecured Notes, 4.40%, 6/15/28	278,727
175,000	United Technologies Corp., Senior Unsecured Notes, 4.13%, 11/16/28	196,891
		475,618
Building Materials — 0.1%
125,000	Owens Corning, Senior Unsecured Notes, 3.95%, 8/15/29(1)	130,118
Miscellaneous Manufacturers — 0.1%
170,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25(1)	180,226
Packaging & Containers — 0.1%
150,000	WRKCo, Inc., Guaranteed Notes, 3.90%, 6/1/28	159,180
Transportation — 0.1%
250,000	CSX Corp., Senior Unsecured Notes, 3.35%, 9/15/49(1)	246,588
		1,191,730
Principal Amount		Value
Technology — 0.4%
Computers — 0%
$100,000	Apple, Inc., Senior Unsecured Notes, 3.75%, 11/13/47(1)	$111,056
Semiconductors — 0.2%
225,000	KLA Corp., Senior Unsecured Notes, 4.10%, 3/15/29	246,522
125,000	Lam Research Corp., Senior Unsecured Notes, 4.00%, 3/15/29(1)	137,666
		384,188
Software — 0.2%
125,000	Cadence Design Systems, Inc., Senior Unsecured Notes, 4.38%, 10/15/24	133,484
125,000	j2 Cloud Services LLC/j2 Global Co-Obligor, Inc., Guaranteed Notes, 6.00%, 7/15/25(2)	132,500
200,000	Microsoft Corp., Senior Unsecured Notes, 4.45%, 11/3/45	250,439
		516,423
		1,011,667
Utilities — 0.6%
Electric — 0.5%
100,000	CenterPoint Energy, Inc., Senior Unsecured Notes, 2.95%, 3/1/30(1)	98,598
300,000	Consolidated Edison Co. of New York, Inc., Senior Unsecured Notes, 4.50%, 12/1/45	353,048
150,000	Dominion Energy, Inc., Senior Unsecured Notes, 4.25%, 6/1/28	165,969
250,000	Duke Energy Corp., Senior Unsecured Notes, 3.75%, 9/1/46	258,612
175,000	ITC Holdings Corp., Senior Unsecured Notes, 3.25%, 6/30/26	180,558
125,000	Sempra Energy, Senior Unsecured Notes, 4.00%, 2/1/48	131,389
175,000	Southern Power Co., Series E, Senior Unsecured Notes, 2.50%, 12/15/21	176,822
		1,364,996
Gas — 0.1%
175,000	National Fuel Gas Co., Senior Unsecured Notes, 5.20%, 7/15/25	193,627
		1,558,623
Total Corporate Bonds & Notes (Cost $21,798,617)		23,118,268
Foreign Government Obligations — 0.4%
300,000	European Bank for Reconstruction & Development GMTN, Senior Unsecured Notes, 2.75%, 3/7/23	309,780
250,000	Export-Import Bank of Korea, Senior Unsecured Notes, 3.00%, 11/1/22(1)	256,847

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
December 31, 2019
Principal Amount		Value
Foreign Government Obligations — 0.4% (Continued)
$225,000	Mexico Government International Bond, Senior Unsecured Notes, 4.15%, 3/28/27	$241,087
150,000	Panama Government International Bond, Senior Unsecured Notes, 4.00%, 9/22/24	160,650
Total Foreign Government Obligations (Cost $926,854)		968,364
Long-Term Municipal Securities — 0.7%
150,000	City of Fargo, North Dakota, Improvement Refunding Bonds, General Obligation Unlimited, Series B, 2.70%, 5/1/32	148,208
150,000	City of New York, Build America Bonds, General Obligation Unlimited, Series F1, 5.89%, 12/1/24	175,689
125,000	City of New York, General Obligation Limited, Series F, Subseries F3, 3.63%, 4/1/32	132,364
250,000	Dallas Independent School District Qualified School Construction Notes, General Obligation Limited, 5.05%, 8/15/33	274,865
300,000	District of Columbia Income Tax Secured Revenue Bonds, Build America Bonds, 4.91%, 12/1/23	331,617
150,000	Lincoln Consolidated School District, General Obligation Limited, Series B, 4.32%, 5/1/37	160,345
100,000	New Mexico Hospital Equipment Loan Council, Presbyterian Healthcare, Revenue Bonds, Series B, 4.41%, 8/1/46	114,803
150,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 3.00%, 2/1/26	154,849
150,000	Texas A&M University Board, Revenue Bonds, Series B, 3.48%, 5/15/49	152,732
100,000	University of California, Taxable General Revenue Bonds, Series AC, 4.80%, 5/15/31	113,461
Total Long-Term Municipal Securities (Cost $1,702,307)		1,758,933
U.S. Government Agency Obligations — 4.4%
250,000	FHLB, 3.00%, 10/12/21(1)	256,115
120,000	FHLB, 3.25%, 6/9/23	126,436
250,000	FHLB, 3.25%, 3/8/24	265,885
66,393	FHLMC, Series 4151, Class PA, 2.00%, 1/15/33	66,040
82,198	FHLMC Gold PC Pool #G05447, 4.50%, 5/1/39	89,324
Principal Amount		Value
$558,187	FHLMC Gold PC Pool #G08732, 3.00%, 11/1/46	$572,044
100,768	FHLMC Gold PC Pool #J13885, 3.50%, 12/1/25	104,460
154,697	FHLMC Gold PC Pool #J17969, 3.00%, 2/1/27	158,843
179,072	FHLMC Gold PC Pool #Q23725, 4.00%, 12/1/43	190,196
88,941	FHLMC Pool #A96409, 3.50%, 1/1/41	93,796
324,964	FHLMC Pool #AG08748, 3.50%, 2/1/47	338,268
120,000	FHLMC Pool #ZT1594, 4.00%, 1/1/49	124,711
250,000	FNMA, 2.38%, 1/19/23	255,645
250,000	FNMA, 2.63%, 9/6/24	260,267
37,076	FNMA Pool #254733, 5.00%, 4/1/23	39,573
106,933	FNMA Pool #255667, 5.00%, 3/1/25	114,147
102,250	FNMA Pool #890236, 4.50%, 8/1/40	111,040
164,689	FNMA Pool #995245, 5.00%, 1/1/39	181,088
143,523	FNMA Pool #AA7720, 4.00%, 8/1/39	153,855
58,874	FNMA Pool #AB1259, 5.00%, 7/1/40	64,821
189,196	FNMA Pool #AB4449, 4.00%, 2/1/42	202,490
240,973	FNMA Pool #AB5472, 3.50%, 6/1/42	253,944
130,962	FNMA Pool #AB6286, 2.50%, 9/1/27	132,716
176,946	FNMA Pool #AB8144, 5.00%, 4/1/37	195,243
53,994	FNMA Pool #AD2351, 4.00%, 3/1/25	56,306
233,618	FNMA Pool #AD6374, 5.00%, 5/1/40	257,667
212,215	FNMA Pool #AH4865, 4.50%, 2/1/41	226,465
33,322	FNMA Pool #AH5434, 4.50%, 4/1/41	35,083
115,770	FNMA Pool #AH8932, 4.50%, 4/1/41	125,731
63,162	FNMA Pool #AI1019, 4.50%, 5/1/41	68,602
85,038	FNMA Pool #AI1105, 4.50%, 4/1/41	92,347
192,445	FNMA Pool #AI3052, 3.50%, 7/1/26	199,399
102,873	FNMA Pool #AJ6932, 3.00%, 11/1/26	105,478
186,314	FNMA Pool #AO2961, 4.00%, 5/1/42	199,414
705,735	FNMA Pool #AP1340, 3.50%, 7/1/42	742,853
185,125	FNMA Pool #AQ0287, 3.00%, 10/1/42	190,723
555,122	FNMA Pool #AS9459, 4.50%, 4/1/47	588,277
244,436	FNMA Pool #AT0969, 3.00%, 4/1/43	251,616
564,630	FNMA Pool #AT8849, 4.00%, 6/1/43	603,960
135,553	FNMA Pool #AU6043, 3.00%, 9/1/43	139,276
203,129	FNMA Pool #AU7025, 3.00%, 11/1/43	208,950

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
December 31, 2019
Principal Amount		Value
U.S. Government Agency Obligations — 4.4% (Continued)
$157,145	FNMA Pool #AU8070, 3.50%, 9/1/43	$165,543
149,581	FNMA Pool #AU8846, 3.00%, 11/1/43	153,921
78,586	FNMA Pool #AY2728, 2.50%, 2/1/30	79,640
115,526	FNMA Pool #AY5005, 4.00%, 3/1/45	120,553
105,858	FNMA Pool #BD8211, 4.00%, 4/1/47	110,863
48,926	FNMA Pool #MA0799, 4.00%, 7/1/26	51,155
206,119	FNMA Pool #MA3238, 3.50%, 1/1/48	214,247
259,374	FNMA Pool #MA3614, 3.50%, 3/1/49	266,570
81,400	GNMA, 3.00%, 4/16/39	82,638
226,137	GNMA II Pool #MA1090, 3.50%, 6/20/43	238,693
114,605	GNMA II Pool #MA1520, 3.00%, 12/20/43	118,716
48,094	GNMA II Pool #MA2445, 3.50%, 12/20/44	50,177
208,355	GNMA II Pool #MA5076, 3.00%, 3/20/48	214,345
492,498	GNMA Pool #4016, 5.50%, 8/20/37	544,612
124,967	GNMA Pool #650494, 5.50%, 1/15/36	138,552
82,641	GNMA Pool #MA1375, 3.50%, 10/20/43	86,941
Total U.S. Government Agency Obligations (Cost $10,779,711)		11,080,260
U.S. Treasury Obligations — 3.4%
200,000	U.S. Treasury Bonds, 5.38%, 2/15/31	268,617
980,000	U.S. Treasury Bonds, 4.50%, 5/15/38	1,326,101
1,710,000	U.S. Treasury Bonds, 3.13%, 2/15/42	1,943,522
1,349,000	U.S. Treasury Bonds, 3.00%, 2/15/48	1,520,365
350,000	U.S. Treasury Notes, 1.75%, 2/28/22	351,313
1,000,000	U.S. Treasury Notes, 2.63%, 2/28/23	1,030,937
10,000	U.S. Treasury Notes, 2.00%, 4/30/24	10,137
345,000	U.S. Treasury Notes, 2.25%, 11/15/24	354,043
50,000	U.S. Treasury Notes, 2.63%, 12/31/25	52,439
100,000	U.S. Treasury Notes, 2.13%, 5/31/26	102,020
1,350,000	U.S. Treasury Notes, 2.88%, 5/15/28	1,454,045
Total U.S. Treasury Obligations (Cost $7,602,512)		8,413,539
Shares		Value
Short-Term Investments — 2.9%
Money Market Funds — 2.9%
2,905,762	State Street Institutional Liquid Reserves Fund, Premier Class, 1.734%(4)	$2,906,053
4,286,173	State Street Navigator Securities Lending Government Money Market Portfolio(5)	4,286,173
Total Short-Term Investments (Cost $7,192,226)		7,192,226
Total Investments — 101.7% (Cost $109,476,512)		$254,087,120
Excess Of Liabilities Over Cash And Other Assets — (1.7)%		(4,226,514)
Net Assets — 100.0%		$249,860,606
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of December 31, 2019, the market value of the securities on loan was $10,322,059.

(2)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(3)
The rate shown on floating rate securities is the rate at the end of the reporting period.

(4)
Rate reflects 7 day yield as of December 31, 2019.

(5)
Securities with an aggregate market value of  $10,322,059 were out on loan in exchange for collateral including $4,286,173 of cash collateral as of December 31, 2019. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1(J) in the Notes to Financial Statements.

FHLB
Federal Home Loan Bank.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Freddie Mac Multifamily.

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

LIBOR
London Interbank Offered Rate.

MTN
Medium Term Note.

REIT
Real Estate Investment Trust.

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
December 31, 2019
The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2019 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$188,355,817	$—	$—	$188,355,817
Asset-Backed Securities	—	4,789,976	—	4,789,976
Commercial Mortgage-Backed Securities	—	8,409,737	—	8,409,737
Corporate Bonds & Notes*	—	23,118,268	—	23,118,268
Foreign Government Obligations	—	968,364	—	968,364
Long-Term Municipal Securities*	—	1,758,933	—	1,758,933
U.S. Government Agency Obligations	—	11,080,260	—	11,080,260
U.S. Treasury Obligations	—	8,413,539	—	8,413,539
Short-Term Investments	7,192,226	—	—	7,192,226
Total Investments in Securities	$195,548,043	$58,539,077	$—	$254,087,120
*
See Schedule of Investments for further breakdown by category.

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Statement of Assets and Liabilities
Statement of Operations

December 31, 2019
ASSETS:
Investment securities, at value (Cost – $109,476,512) (securities on loan, at value, $10,322,059)	$254,087,120
Dividends and interest receivable	491,482
Prepaid expenses	3,248
Receivable for fund shares sold	1,327
Receivable for securities lending income	1,143
Total Assets	254,584,320
LIABILITIES:
Payable upon return of securities on loan (See Note 1J)	4,286,173
Payable for fund shares redeemed	212,318
Accrued expenses:
Advisory fee	99,906
Service and distribution plan fees	57,270
Directors’ fees and expenses	1,230
Other	66,817
Total Liabilities	4,723,714
Net Assets	$249,860,606
NET ASSETS CONSIST OF:
Shares of beneficial interest, at $0.01 par value (authorized unlimited, outstanding 11,640,061 shares)	$116,401
Additional paid-in capital	84,680,413
Total Distributable Earnings (Loss)	165,063,792
Net Assets	$249,860,606
Net Asset Value Per Outstanding Share ($249,860,606 ÷ 11,640,061 shares outstanding)	$21.47
For the Year Ended December 31, 2019
INVESTMENT INCOME:
Interest	$1,918,819
Dividends (net of foreign withholding tax of $21,732)	1,400,525
Securities lending income	17,247
Total Income	3,336,591
Expenses:
Advisory fees	1,173,728
Service and distribution plan fees	993,322
Custody and accounting fees	101,463
Auditing and legal fees	95,830
Directors’ fees and expenses	38,651
Fund administration fees	35,425
Compliance and tax service fees	20,807
Printing and postage fees	16,463
Insurance fees	14,850
Registration and filing fees	3,851
Other	20,660
Total Expenses Before Fees Waived (See Note 5)	2,515,050
Less: Service and Distribution Plan Fees Waived	(333,570)
Net Expenses	2,181,480
Net Investment Income	1,155,111
Net Realized and Unrealized Gain on Investments and Foreign Exchange Transactions:
Net Realized Gain/(Loss) From:
Investments	19,312,546
Foreign currency transactions	538
19,313,084
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	38,987,048
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	58,300,132
Net Increase in Net Assets from Operations	$59,455,243

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Statement of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$1,155,111	$1,563,281
Net realized gain on investments and foreign currency	19,313,084	23,652,116
Change in net unrealized appreciation/(depreciation) on investments	38,987,048	(24,294,519)
Net increase in net assets from operations	59,455,243	920,878
Distributions to Shareholders from:
Distributable Earnings	(25,221,943)	(28,783,312)
Share Transactions:
Proceeds from sale of fund shares	1,755,916	1,892,607
Proceeds from reinvestment of dividends to shareholders	25,221,943	28,783,312
Cost of fund shares redeemed	(35,808,938)	(35,529,852)
Net decrease in net assets from fund share transactions	(8,831,079)	(4,853,933)
Total increase/(decrease) in net assets	25,402,221	(32,716,367)
NET ASSETS:
Beginning of year	224,458,385	257,174,752
End of year	$249,860,606	$224,458,385

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$18.63	$21.08	$19.76	$20.87	$22.17
Income/(loss) from investment operations:
Net investment income	0.11	0.14	0.14	0.12	0.14
Net gains/(losses) on securities (both realized and unrealized)	4.98	(0.03)	3.09	1.05	0.08
Total from investment operations	5.09	0.11	3.23	1.17	0.22
Less distributions:
Dividends from net investment income	(0.15)	(0.16)	(0.12)	(0.13)	(0.16)
Distributions from net realized gains	(2.10)	(2.40)	(1.79)	(2.15)	(1.36)
Total distributions	(2.25)	(2.56)	(1.91)	(2.28)	(1.52)
Net asset value, end of year	$21.47	$18.63	$21.08	$19.76	$20.87
Total return*	27.71%(1)	0.05%	16.88%	5.51%	0.88%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$249,861	$224,458	$257,175	$254,836	$270,980
Ratio of gross expenses to average net assets(2)	1.01%	1.03%	1.02%	1.05%	1.04%
Ratio of net expenses to average net assets(3)	0.88%	0.89%	0.89%	0.92%	0.90%
Ratio of net investment income to average net assets	0.47%	0.63%	0.63%	0.54%	0.53%
Portfolio turnover rate	6%	22%	7%	10%	6%
*
Total returns do not reflect the effects of charges deducted under the terms of Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all years shown.

(1)
The total return includes adjustments to the net asset value required by generally accepted accounting principles.

(2)
Ratio reflects expenses grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor.

(3)
Ratio reflects expenses net of the waiver of a portion of the service and distribution plan fees by the Distributor.

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Notes to Financial Statements

December 31, 2019

1.
Significant Accounting Policies

Value Line Strategic Asset Management Trust (the “Fund”), a series of Value Line Funds Variable Trust (the “Trust”), is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Fund will attempt to achieve its objective by following an asset allocation strategy based on data derived from computer models for the stock and bond markets that shifts the assets of the Fund among equity, debt and money market securities as the models indicate and its investment adviser, EULAV Asset Management (the “Adviser”), deems appropriate. The Fund is part of the Value Line Family of Funds (the “Value Line Funds”), a family of mutual funds that consists of a variety of equity, fixed income, and hybrid funds.
The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.
The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) and a pricing committee (the “Pricing Committee”) have been established by the Board. The Valuation Committee oversees the implementation of the Fund’s valuation methods and makes fair value determinations on behalf of the Board, as necessary. The Pricing Committee monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Pricing Committee determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
The Board has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

■ Value Line Strategic Asset Management Trust
Notes to Financial Statements (Continued)

December 31, 2019

(B) Fair Value Measurements: The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and sets out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
(C) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its net investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of December 31, 2019, and for all open tax years, management has analyzed the Fund’s tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Dividends and Distributions: It is the Fund’s policy to distribute annually to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board.
(E) Securities Transactions and Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in first-out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.
The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). The principal value and interest payout of TIPS are periodically adjusted according to the rate of the inflation based on the Consumer Price Index. The adjustments for principal and income due to inflation are reflected in interest income in the Statement of Operations.
The Fund may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase transaction and a sale transaction in which the Fund realizes a gain or loss. The Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market action, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.

■ Value Line Strategic Asset Management Trust
Notes to Financial Statements (Continued)

December 31, 2019

(F) Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(G) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(H) Accounting for Real Estate Investment Trusts: The Fund owns shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.
Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.
(I) Foreign Taxes: The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(J) Securities Lending: Under an agreement with State Street Bank & Trust Company (“State Street”), the Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board. By lending its investment securities, the Fund attempts to increase its net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. The Fund is protected by State Street in the event of counter-party default (the Fund accepts a smaller rebate for this protection). Generally, in the event of a counter-party default, the Fund has the right to use the collateral to offset the losses incurred. The lending fees received and the Fund’s portion of the interest income earned on the cash collateral are included in “Securities lending income” on the Statement of Operations.
Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street, acting in its capacity as securities lending agent (the “Agent”), in The Value Line Funds’ collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Government Money Market Portfolio. When the Fund invests the cash collateral in the State Street Navigator Securities Lending Government Money Market Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.
The Fund may enter into a joint repurchase agreement whereby its uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on

■ Value Line Strategic Asset Management Trust
Notes to Financial Statements (Continued)

December 31, 2019

their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities or cash collateral marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedule of Investments.
As of December 31, 2019, the Fund was not invested in joint repurchase agreements.
As of December 31, 2019, the Fund loaned securities which were collateralized by cash and other securities. The value of the securities on loan and the value of the related collateral were as follows:
Value of Securities Loaned	Value of Collateral*	Total Collateral (including Calculated Mark)**
$10,322,059	$10,524,346	$10,556,806
*
The Fund received cash collateral of  $4,286,173, which was subsequently invested in the State Street Navigator Securities Lending Government Money Market Portfolio as reported in the Schedule of Investments. In addition, the Fund received non-cash collateral of  $6,238,173 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Schedule of Investments.

**
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Fund as of the next business day.

The following table represents the amount of payables for cash collateral received on securities on loan as shown on the Statement of Assets and Liabilities for the year ended December 31, 2019.
	Remaining Contractual Maturity of the Agreements As of December 31, 2019
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$4,286,173	$—	$—	$—	$4,286,173
Total Borrowings	$4,286,173	$—	$—	$—	$4,286,173
Gross amount of recognized liabilities for securities lending transactions					$4,286,173
(K) New Accounting Pronouncement: In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities, which amends the accounting standards to shorten the amortization period of certain purchased callable debt securities to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods thereafter. The Fund adopted ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January  1, 2019, reducing the amortized cost basis of investments and increasing the unrealized appreciation of investments, but having no impact on the Fund’s net assets or overall results from operations.
(L) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.

■ Value Line Strategic Asset Management Trust
Notes to Financial Statements (Continued)

December 31, 2019

2.
Fund Share Transactions, Dividends and Distributions

Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in shares of beneficial interest in the Fund were as follows:
	Year Ended December 31, 2019	Year Ended December 31, 2018
Shares sold	82,382	93,008
Shares issued to shareholders in reinvestment of dividends and distributions	1,211,428	1,487,510
Shares redeemed	(1,699,388)	(1,733,740)
Net decrease	(405,578)	(153,222)
3.
Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, were as follows:
Purchases of Investment Securities excluding U.S. Government	Sales of Investment Securities excluding U.S. Government	Purchases of U.S. Government Obligations	Sales of U.S. Government Obligations
$11,957,696	$35,738,985	$3,659,750	$5,207,932
4.
Income Taxes

At December 31, 2019, information on the tax components of capital is as follows:
Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation (depreciation) on investments	Undistributed ordinary income	Undistributed long-term gain
$109,480,288	$145,312,443	$(705,611)	$144,606,832	$1,313,514	$19,143,446
The differences between book basis and tax basis unrealized appreciation/depreciation on investments were primarily attributed to wash sales.
The tax composition of distributions to shareholders for the years ended December 31, 2019 and December 31, 2018 were as follows:
	2019	2018
Ordinary income	$1,634,948	$1,771,761
Long-term capital gain	23,586,995	27,011,551
	$25,221,943	$28,783,312
Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts. The Fund increased undistributed net investment income by $61,974 and decreased accumulated realized gain by $61,974. Net assets are not affected by these reclassifications.
These reclassifications are primarily due to differing treatments of foreign currency translation and paydowns. Amounts are embedded within distributable earnings on the Statement of Assets and Liabilities, and net assets were not affected by these reclassifications.

■ Value Line Strategic Asset Management Trust
Notes to Financial Statements (Continued)

December 31, 2019

5.
Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

On May 1, 2018, the advisory fee was reduced following the unbundling of its fee from amounts payable for administration and Fund accounting services provided by the Fund’s Custodian. An advisory fee of  $1,173,728 was paid or payable to the Adviser for the year ended December 31, 2019. This was computed at an annual rate of 0.48% of the average daily net assets of the Fund during the year and paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board, to act as officers and employees of the Fund and pays their salaries.
The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) in advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.40% of the Fund’s average daily net assets. For the year ended December 31, 2019, fees amounting to $993,322, before fee waivers, were accrued under the Plan. On August 1, 2015, and voluntarily renewed annually, the Distributor contractually agreed to reduce the fee under the Plan by 0.13%. For the year ended December 31, 2019, the fees waived amounted to $333,570. The Distributor has no right to recoup previously waived amounts.
Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets.

■ Value Line Strategic Asset Management Trust
 Report of Independent Registered Public Accounting Firm
br
To the Board of Trustees of Value Line Funds Variable Trust and Shareholders of Value Line Strategic Asset Management Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Value Line Strategic Asset Management Trust (one of the funds constituting Value Line Funds Variable Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP

New York, New York
February 14, 2020
We have served as the auditor of one or more investment companies in the Value Line Funds since 1983.

■ Value Line Strategic Asset Management Trust
 Federal Tax Status of Distribution (Unaudited)
For corporate taxpayers 98.55% of the ordinary income distribution paid during the calendar year 2019 qualifies for the corporate dividends received deductions.
During the calendar year 2019, 98.55% of the ordinary income distribution is treated as qualified dividends.
During the year ended December 31, 2019, the Fund distributed $23,586,995 from long-term gains.
 Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

■ Value Line Strategic Asset Management Trust
Management Information
The business and affairs of the Trust are managed by the Trust’s officers under the direction of the Board of Trustees. The following table sets forth information on each Trustee and officer of the Fund. Each Trustee serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”). Each Trustee serves until his or her successor is elected and qualified. The Statement of Additional Information includes additional information about the Fund directors and is available without charge by calling 800-221-3253.
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee*
Mitchell E. Appel Age: 49	Trustee	Since 2010	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.	11	Forethought Variable Insurance Trust
Non-Interested Trustees
Joyce E. Heinzerling Age: 63	Trustee	Since 2008	Managing Member, Meridian Fund Advisers LLC (consultants).	11	None
James E. Hillman Age: 63	Trustee (Chair of the Board of the Value Line Funds since April 2016)	Since 2015	Chief Financial Officer, Notre Dame School Of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, 2006-2011.	11	Miller/Howard Funds Trust; Miller/Howard High Income Equity Fund
Paul Craig Roberts Age: 81	Trustee	Since 1987	Chairman, Institute for Political Economy.	11	None
Nancy-Beth Sheerr Age: 71	Trustee	Since 1996	Independent Trustee and Managing Member, NBS Consulting LLC since 2014; Senior Financial Adviser, Veritable, L.P. (investment advisor) until December 2013.	11	None

■ Value Line Strategic Asset Management Trust
Management Information (Continued)
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years
Officers
Mitchell E. Appel Age: 49	President	Since 2008	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.
Michael J. Wagner Age: 69	Chief Compliance Officer	Since 2009	Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006-2019).
Emily D. Washington Age: 41	Treasurer and Chief Financial Officer; Secretary	Since 2008	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary since 2010; Secretary of the Adviser since 2011.

*
Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with EULAV Securities, LLC (the “Distributor”) and the Adviser.

The address for each of the above is 7 Times Square, 16th Floor, New York, NY 10036-6524.

Item 2	Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3	Audit Committee Financial Expert

((a)(1) The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

(2) The Registrant’s Board has designated James Hillman, member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Hillman is an independent director. Mr. Hillman currently serves as the Chief Financial Officer at Notre Dame School of Manhattan since 2011.

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4	Principal Accountant Fees and Services

(a)	Audit Fees 2019 - $54,313

Audit Fees 2018 - $44,332

(b)	Audit-Related fees – None.

(c)	Tax Preparation Fees 2019 - $7,471

Tax Preparation Fees 2018 - $8,976

(d)	All Other Fees – None

(e)	(1)	Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

(e)	(2)	Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees 2019 - None

Aggregate Non-Audit Fees 2018 - None

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not Applicable.

Item 6.	Investments

Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10	Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11	Controls and Procedures

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.	Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	March 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	March 9, 2020